UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: May 12, 2017

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 12, 2017, OurPet’s Company (the “Company”) published a fact sheet containing highlights of the Company’s first quarter 2017 financial results on its website at http://www.ourpets.com/investors/fact-sheets/. A copy of the fact sheet is also attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	First Quarter 2017 Fact Sheet

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2017	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial
Officer and Treasurer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Quarter 2017 Fact Sheet

4